SECURITIES AND EXCHANGE COMMISSION
WASHINGTON , D.C. 20549

SCHEDULE 14 A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No. )

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One American Corp.
(Name of Registrant as Specified in its Charter)

_______________________________________________________
(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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ONE AMERICAN CORP. PROXY STATEMENT ANNUAL MEETING OF SHAREHOLDERS APRIL 24, 2002

INTRODUCTION

     This Proxy Statement is submitted in connection with the solicitation of Proxies by the Board of Directors of One American Corp. (the "Company") for use at the 2002 Annual Meeting of Shareholders (the "Meeting") to be held on Wednesday, April 24, 2002, at 6:30 P.M., at the Main Office of First American Bank and Trust (the "Bank") at 2785 Hwy. 20 West, Vacherie, Louisiana 70090, and at any and all adjournments thereof. It is anticipated that this Proxy Statement and the accompanying Notice and form of Proxy will be mailed to shareholders eligible to receive notice of and vote at the Meeting on or about March 29, 2002.

PROXY SOLICITATION

     The matters to be considered and voted upon at the Meeting will be:

     (1) Election of Directors. Electing five (5) Class II directors to serve until the 2005 Annual Meeting of Shareholders and until their successors are elected and qualified. The persons whose names will be placed in nomination at the meeting for the available seats on the Board of Directors are:

Steven G. Cazenave	Ozane J. Gravois, III
Preston L. Falgoust	Debra Dufresne Vial
Marcel T. Graugnard, Jr.

Electing two (2) Class I directors to serve until the 2004 Annual Meeting of Shareholders and until their successors are elected and qualified. The persons whose names will be placed in nomination at the meeting for the available seats on the Board of Directors are:

Ronald J. Falgoust
Albert J. Waguespack, Jr.

     (2) Transacting such other business as may properly come before the Meeting and any adjournment or adjournments thereof.

     This solicitation of Proxies is being made by the Board of Directors of the Company. The expense of preparing, assembling, printing, and mailing this Proxy Statement and the materials used in the solicitation of Proxies for the Meeting will be borne by the Company. It is contemplated that Proxies will be solicited principally through the use of the mail, but officers, directors, and employees of the Company and its subsidiaries may solicit Proxies personally or by telephone, without receiving special compensation therefor. Although there is no formal agreement to do so, the Company may reimburse banks, brokerage houses and other custodians, nominees, and fiduciaries for their reasonable expenses in forwarding these Proxy Materials to shareholders whose stock in the Company is held of record by such entities.

     A form of Proxy for voting your shares at the Meeting is enclosed. Any shareholder who executes and delivers such

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Proxy has the right to and may revoke it at any time before it is exercised by notifying Ms. Gloria A. Kliebert, Secretary, One American Corp., Post Office Box 550, Vacherie, Louisiana 70090, in writing, prior to the beginning of the Meeting. In addition, the powers of the Proxy Holders will be suspended if the person executing the Proxy is present at the Meeting and elects to vote in person by advising the Chairman of the Meeting of his/her election to vote in person. Subject to such revocation or suspension, all shares represented by a properly executed Proxy received in time for the Meeting will be voted by the Proxy Holders in accordance with the instructions specified on the Proxy. If no instruction is specified in your Proxy with respect to any proposal to be acted upon, the shares represented by your executed Proxy will be voted in favor of the proposal listed on the Proxy. If any other business is properly presented at the Meeting, the Proxy will be voted in accordance with the recommendations of the Company's Board of Directors.

VOTING SECURITIES AND PRINCIPAL SHAREHOLDERS

     There were issued and outstanding 2,606,813 shares of the Company's Common Stock on March 8, 2002, which has been fixed as the record date for the purpose of determining shareholders entitled to notice of, and to vote at, the Meeting (the "Record Date"). On any matter submitted to the vote of the shareholders, each holder of the Company's Common Stock will be entitled to one vote, in person or by Proxy, for each share of Common Stock he or she held of record on the books of the Company as of the Record Date.

     Management of the Company knows of no persons who owns, beneficially or of record, either individually or together with associates, 5% or more of the outstanding shares of the Company's Common Stock. The following table sets forth, as of March 8, 2002, the number and percentage of shares of the Company's outstanding Common Stock beneficially owned, directly or indirectly, by each of the Company's directors and nominees for directors, principal shareholders, and executive officers, and by the directors and executive officers of the Company as a group. Management is not aware of any arrangements that may, at a subsequent date, result in a change of control of the Company.

Name Of	Amount and Nature		Percent
Beneficial Owner	of Beneficial Ownership		of Class (1)
Directors
Frank J. Bourgeois	23,900		0.92
Craig G. Brazan	60,268	(2)	2.30
Michael J. Cazenave	33,000		1.26
Steven G. Cazenave	40,730	(3)	1.56
A. Earle Cefalu, Jr.	2,120		0.08
Dean T. Falgoust	65,840	(4)	2.52

     (1)   Based upon 2,606,813 shares presently outstanding.
     (2)  Includes 27,634 shares subject to the usufruct of his mother, Mrs. Mercedes B. Brazan and 3,694 shares held for the benefit of his minor children.
     (3)  Includes 40,230 shares held in trusts of which Mr. Steve G. Cazenave is a trustee and as to which he has voting power. Mr. Cazenave disclaims beneficial ownership of the shares held in those trusts.
     (4)  Includes 3,900 shares held for the benefit of his minor children.

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Table continued from previous page
Name Of	Amount and Nature	Percent
Beneficial Owner	of Beneficial Ownership	of Class
Preston L. Falgoust	12,860	0.49
Marcel T. Graugnard, Jr.	43,000	1.65
Ronald J. Falgoust	3,220	0.12
Ozane J. Gravois, III	8,200	0.31
Gloria A. Kliebert	24,210	0.93
Anthony J. Nobile	21,310	0.82
Carl J. Poche, M.D.	27,760	1.06
Debra Dufresne Vial	3,325	0.13
Albert J. Waguespack, Jr.	1,000	0.04

Executive Officers
J. B. Falgoust	77,282	2.96

Directors and Executive Officers
of the Company as a Group (19 persons)	452,375	17.35

ELECTION OF DIRECTORS

     The Company's By-laws provide that the number of directors of the Company shall initially consist of the number of directors (12) named in the Articles of Incorporation. Thereafter, the number of directors which constitute the entire Board shall be determined by resolution of the Board of Directors at any meeting thereof or by the shareholders at any meeting thereof, but shall never be less than one.

     Section 3.13 of the Company's By-laws provides for certain limitations for qualifying as a director. The limitations for qualifying as a director provide that a nominee for director shall not have reached the age of seventy (70). Also, any nominee for director must be actively engaged in a business or professional activity regardless of age.

     The Board of Directors has fixed the number of Class II directors to be elected at this Meeting at five (5). The persons named on the following page will be nominated for election as Class II directors at the Meeting to serve until the 2005 Annual Meeting of Shareholders, and until their successors are elected and have qualified. Additionally, the Board of Directors has fixed the number of Class I directors to be elected at this Meeting at two (2) (in addition to the three Class I Directors elected at last year's annual meeting.) The persons named on the following page will be nominated for election as Class I directors at the Meeting to serve until the 2004 Annual Meeting of Shareholder, and until their successors are elected and have qualified. Cumulative voting for the election of directors is prohibited by the Company's Articles of Incorporation. It is intended that the shares in respect of which proxies are given pursuant to this solicitation will be voted "For" the election as Class II directors of all 5 persons listed below as nominees and "For" the election as Class I directors of the 2 persons listed below as nominees, unless a shareholder specifies in his Proxy that authority to vote for the election of directors is withheld. In the event that any nominee should be unable to serve as a director, it is intended that the Proxy will be voted for the election of such substitute nominee, if any, as shall be designated by the Board of

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Directors. The Board of Directors has no reason to believe that any of the nominees named below will be unavailable to serve if elected.

     The following table sets forth the names of and certain information as of March 8, 2002, concerning the persons to be nominated by the Board of Directors for election as Class II Directors of the Company:

CLASS II DIRECTORS
Name and Title Other Than Director	Age	Principal Occupation During Past Five Years	First Year Appointed Director
Steven G. Cazenave	48	Sales Manager Cazenave Motor Company, Inc.	1999
Preston L. Falgoust	68	Retailer Chauvin Business Systems, Inc.	1982
Marcel T. Graugnard, Jr.	51	Retailer President, Graugnard, Inc.	1982
Ozane J. Gravois, III	46	Farming Gravois Farms	1996
Debra Dufresne Vial	39	General Manager Esperanza Restaurant & Lounge Director of Sales Ramada Limited - Luling	1999

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     The following table sets forth the names of and certain information as of March 8, 2002, concerning the persons to be nominated by the Board of Directors for election as Class I Directors of the Company:

CLASS I DIRECTORS
Name and Title Other Than Director	Age	Principal Occupation During Past Five Years	First Year Appointed Director
Ronald J. Falgoust	33	Attorney Executive Vice President First American Bank and Trust	-
Albert J. Waguespack, Jr.	52	Petroleum Distributor and General Manager Waguespack Oil, Inc. Wag-A-Pak Stores	-

     All of the nominees named above, except for Ronald J. Falgoust and Albert J. Waguespack, Jr., have served as members of the Company's Board of Directors for the past year and will continue to serve if elected at the Meeting until the term for which they are elected will expire and until their successors are elected and have qualified.

     Mr. Albert J. Waguespack, Jr. is an owner of Waguespack Oil, Inc. and several convenience stores, namely Wag-A-Pak Stores, located in Assumption, Lafourche, St. Mary, St. James, and Terrebonne Parish. Mr. Albert J. Waguespack, Jr. has served on the Board of Directors of the Bank for the past year. Mr. Ronald J. Falgoust, is the Executive Vice President of the Bank and has worked at the Bank for the past seven years. Mr. Ronald J. Falgoust is an Attorney and Certified Public Accountant. Mr. Ronald J. Falgoust has served on the Board of Directors of the Bank for the past year.

     None of the directors were selected pursuant to any arrangement or understanding other than with the directors and officers of the Company or the Bank acting within their capacities as such. The following family relationships exists between the directors, nominees, and executive officers of the Company: Dean T. Falgoust, a Director of the company, is the son of J. B. Falgoust, an Executive Officer of the Company, and is the brother of Ronald J. Falgoust, an Executive Vice President of the Company and a Director of the Bank. No director or officer of the Company serves as a director of any company that has a class of securities registered under, or which is subject to the periodic reporting requirements of, the Securities Exchange Act of 1934, or of any company registered as an investment company under the Investment Company Act of 1940.

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     The following is a table of other directors whose terms do not expire until either the year 2003 or 2004.

CLASS I DIRECTORS Term expires in 2004
Name and Title Other Than Director	Age	Principal Occupation During Past Five Years	First Year Appointed Director
Craig G. Brazan	47	Petroleum Engineer Stone Energy	1986
Michael J. Cazenave Audit Committee IS Committee	53	Pharmacist Eckerd Durgs	1992
Dean T. Falgoust Audit Committee	43	Attorney - Vice President Freeport-McMoRan Copper and Gold Inc. McMoRan Exploration Company Stratus Properties Inc.	1992

CLASS III DIRECTORS Term expires in 2003
Name and Title Other Than Director	Age	Principal Occupation During Past Five Years	First Year Appointed Director
Frank J. Bourgeois President and CEO IS Committee	53	Banking First American Bank and Trust	1997
A. Earle Cefalu, Jr.	64	General Manager Vice President, Hood Automotive	1997
Gloria A. Kliebert Senior Vice President IS Committee	64	Banking First American Bank and Trust	1997
Anthony J. Nobile IS Committee	54	Attorney Martin, Himel, Peytavin & Nobile	1992
Carl J. Poche, M.D.	69	Physician Coroner of St. James Parish	1986

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EXECUTIVE OFFICERS

     Listed below is the table of executive officers of the Bank.

Name and Title	Age	Year Appointed to Current Position
J. B. Falgoust Chairman Emeritus	74	1997
Frank J. Bourgeois President and CEO	53	1997
Ronald J. Falgoust Executive Vice President Attorney	33	1996
Gloria A. Kliebert Senior Vice President	64	1997
Grant Martin Senior Vice President	51	1997
Nolan P. Falgout, III Chief Financial Officer	39	1996
Sal Quartararo Vice President Cashier	58	1995
A. Glenn Geddis Senior Vice President	54	2001

DIRECTORS' MEETINGS AND FEES

     The Company's Board of Directors met seven (7) times during 2001. All directors attended at least 75 percent of the Company's Board of Directors meetings, except for Craig G. Brazan who did not attend 2 of the meetings due to prior business commitments.

     There were no standing committees of the Company's Board of Directors in 2001. However, the Bank, the major subsidiary of the Company, had a standing Audit Committee, Loan Committee, Information Systems Committee, Compensation Committee, Retirement Committee, and the Strategic Business Plan Committee on which certain members of the Company's Board of Directors served. During 2001, the Board of Directors of the Bank met fourteen (14) times, the Compensation Committee met one (1) time, the Audit Committee met four (4) times, the Strategic Business Plan Committee met four (4) times, and the Information Systems Committee met three (3) times.

     Members of the Company's Board of Directors are compensated $200 for each meeting attended, $575 for each

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Bank Board meeting attended and $300 for each Bank Committee meeting attended, except for the Strategic Business Plan Committee which receives $575 for each meeting attended.

REPORT OF THE AUDIT COMMITTEE

     In fulfillment of the SEC's newly adopted requirements for disclosure in proxy materials relating to the functioning of audit committees, the Company's Audit Committee has prepared the following report for inclusion in this Proxy Statement.

     The Audit Committee's general role is to assist the Board of Directors in fulfilling its responsibility of reviewing the Company's financial reporting process. The Audit Committee is governed by a charter. A copy of the charter is included in this Proxy Statement as Appendix A.

     In regards to the independence of the audit committee members, the Audit Charter provides that one director who is not independent can be appointed; if the Board of Directors determines that the appointment is in the best interests of the corporation and its shareholders. Mr. Dean T. Falgoust is a member of the Audit Committee and is also the son of Mr. J. B. Falgoust, Chairman Emeritus, and the brother of Mr. Ronald J. Falgoust, Executive Vice President. Mr. Dean T. Falgoust is an Attorney and a Certified Public Accountant (CPA) and has approximately twenty years experience in the Legal and Accounting fields. Because of Mr. Dean T. Falgoust's expertise in Accounting, the Board of Directors deemed it in the Company's best interest to appoint Mr. Dean T. Falgoust to the Audit Committee.

     In the performance of its obligations, the Audit Committee has reviewed and discussed the audited financial statements with management and its independent auditors, Hannis T. Bourgeois, LLP, and discussed with its independent auditors, the matters required to be discussed by Statement on Auditing Standards No. 61, as amended, "Communication with Audit Committees." In addition, the Audit Committee received from the auditors disclosures regarding the auditors' independence required by Independence Standard No. 1, "Independence Discussions with Audit Committees," and discussed with the auditors the auditors' independence.

     Based on the above-mentioned review and discussions, the Audit Committee recommended to the Company's Board of Directors that the audited financials be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2001, for filing with the SEC.

     This report is included herein at the direction of the members of the Audit Committee, which is composed of the following directors:

Dean T. Falgoust
Michael J. Cazenave
Preston L. Falgoust
A. Earle Cefalu, Jr.
Debra Dufresne Vial

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REMUNERATION OF EXECUTIVE OFFICERS

     No executive officer of the Company received remuneration during 2001, except in his/her capacity as a director or executive officer of the Bank. The following information is furnished with respect to cash and cash-equivalent forms of remuneration from the Bank paid or accrued in 2001 to (i) each of the highest paid executive officers of the Company for whom such remuneration exceeded $100,000, and (ii) all executive officers of the Company, as a group. The figures set forth on the following page are for the full fiscal year of 2001.

CASH COMPENSATION TABLE

Name and Principal Position	Year	Salary	Bonus	Other Annual Compensation[1]
J. B. Falgoust Chairman Emeritus	2001 2000 1999	$115,194 106,595 101,363	$8,538 10,755 12,254	- - -
Frank J. Bourgeois President and CEO	2001 2000 1999	$175,081 163,079 153,702	$7,750 7,804 10,218	--
Ronald J. Falgoust[2] Executive Vice President Attorney and CPA	2001 2000 1999	$114,394 104,075 -	$4,875 4,505 -	--
Executive Officers as a group[3]	2001 2000 1999	$777,254 590,674 555,215	$37,569 34,931 43,563	--

The Company (or the Bank) does not provide any other compensation or personal benefits in excess of the lesser of (a) 10% of such person's compensation reported above or (b) $25,000 to any of its principal officers.
2 Mr. Ronald J. Falgoust did not earn more than $100,000 in the year 1999 .
3Includes 6 persons for 2000 and 1999; includes 8 persons for 2001.

PENSION PLAN

     The Bank adopted a retirement plan for employees in 1965. Contributions under the Bank's actuarial retirement plan are not included in the Cash Compensation Table because contributions for specified persons cannot readily be separated or individually calculated by the actuary for the plan. For the year 2001, the Bank did not contribute to the retirement plan. Remuneration under the plan is defined as the base pay of those employees who have reached age 21 and who have completed one year of service providing that the employees complete 1,000 hours of service per year. The normal retirement date is the first day of the month coincident with or next following age 65. Monthly income for retirement on the normal retirement date is based on the following benefit formula.

     BENEFIT FORMULA: Monthly retirement income equal to (a) 2.35% of final average monthly compensation multiplied by the number of years of credited service, not in excess of 15 years, (b) 1.25% of final average monthly compensation multiplied by the number of years of credited service over 15 years but less than 35 years, and (c) 0.65% of final average monthly compensation in excess of covered compensation multiplied by the number of years of credited

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service up to 35 years.

     In 1998, Mr. J. B. Falgoust retired from the Board of Directors, but he has been retained in an advisory capacity with the Company. Mr. J. B. Falgoust has also started to collect his annual benefit from the pension plan in 1998. The annual benefit payable to Mr. J. B. Falgoust is $119,184 plus $22,669 from Social Security for a total of $141,853. Mr. J. B. Falgoust has been employed since 1951 with the Bank and is currently age 74 and has been employed with the Bank for a fifty (50) year period.

     The estimated annual benefit payable upon retirement at normal retirement age for Mr. Frank J. Bourgeois is $116,107 plus an estimated $20,388 from Social Security for a total of $136,495. Mr. Frank J. Bourgeois has been employed since 1969 with the Bank and is currently age 53 and has been employed with the Bank for a thirty-two- (32) year period.

     The estimated annual benefit payable upon retirement at normal retirement age for Mr. Ronald J. Falgoust is $63,715 plus an estimated $20,844 from Social Security for a total of $84,559. Mr. Ronald J. Falgoust has been employed since 1994 with the Bank and is currently age 33 and has been employed with the Bank for a seven (7) year period.

TRANSACTIONS WITH MANAGEMENT

     All of the directors and executive officers of the Company (who serve in the same capacity with the Bank) and the companies with which they are associated are customers of, and have had banking transactions with, the Bank in the ordinary course of the Bank's business, and the Bank expects to have such ordinary banking transactions with such persons in the future. In the opinion of Management of the Bank, all loans and commitments to lend included in such transactions were made in compliance with applicable laws on substantially the same terms, including interest rates and collateral as those prevailing for comparable contemporaneous transactions with other persons of similar creditworthiness, and did not involve more than a normal risk of collectibility or present other unfavorable features. The highest amount of loans at any time during 2001 to directors, officers, and their related interests as of December 31, 2001 was $4,523,000, which represented 10.39% of the Bank's equity capital accounts at such time. Although the Bank does not have any limits on the aggregate amount it would be willing to lend to directors and executive officers as a group, loans to individual directors and officers must comply with the Bank's lending policies and statutory lending limits.

     Since January 1, 2001, and for some time prior thereto, the Company and the Bank have engaged the law firm of Martin, Himel, Peytavin & Nobile to provide general legal advice and services. Mr. Anthony Nobile, a director of the Company and the Bank, is an attorney and partner in the law firm. During 2001, the firm received $15,595 for legal services rendered to the Company. Mr. Dean T. Falgoust, an attorney and director, has also provided the Company and the Bank with legal advice from time to time during 2001.

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COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The Compensation Committee of the Bank's Board of Directors for the year 2001 consisted of Messrs. Frank J. Bourgeois, Dean T. Falgoust, Preston L. Falgoust, Marcel T. Graugnard, Jr., Gloria A. Kliebert, Anthony J. Nobile, and Carl J. Poche. Mr. J. B. Falgoust is Chairman Emeritus of the Company and the father of Mr. Dean T. Falgoust; however, Mr. Dean T. Falgoust does not participate in any deliberations of the Committee concerning the consulting contract with the chairman Emeritus. Mr. Dean T. Falgoust is the brother of Ronald J. Falgoust, the Executive Vice President; however, he does not participate in any deliberations of the Committee concerning the Executive Vice President's compensation. Mr. Frank J. Bourgeois is the President and Chief Executive Officer of the Company, however he does not participate in any deliberation of the Committee concerning the Chief Executive Officer's compensation. Ms. Gloria A. Kliebert is the Senior Vice President of the Company, however, she does not participate in any deliberation of the Committee concerning the Senior Vice President's compensation.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     The Compensation Committee of the Board of Directors of the Bank meets once or twice each year to set the salaries of the senior executives and other personnel of the Bank. In determining the salary payable to the executives of the Bank, the Committee reviews the performance of the Bank and the executives during the last fiscal year in setting the salaries for the following fiscal year. In the process of determining the proper salary adjustments for the executive officers, the Committee reviews the performance of the Bank with that of banks of similar size as reported to it by the Federal Deposit Insurance Corporation. The Committee also reviews salary surveys of other similar size institutions published by the Louisiana Bankers Association and other similar trade organizations.

     The compensation package offered to executive officers consists of salary and an incentive cash bonus. The compensation to executive officers was determined in March of 2001. The committee evaluates comparable salaries in the market and adjusts salaries for its executive officers accordingly. In addition, the committee evaluates the Bank's Return on Average Assets as well as the Return on Average Equity and compares it to Banks of similar size.

     During the year 2000 the Bank's Return on Average Assets was 1.31% and the Return on Average Equity was 11.65%. The banks in the Bank's peer group of Louisiana (Banks of similar size) had a Return on Average Assets of approximately 1.05%.

     The incentive cash bonus of the executive officers is based on the growth, profitability, and loan quality of the bank, as well as the productivity of the employees. The incentive program is evaluated in December of each year based on the previous twelve month performance of the above mentioned factors. In December of 2001, the executive officers were rewarded with cash bonuses. During 2001, the Bank grew its deposits by 15.2% and it grew its loan portfolio by 3.6%. Earnings per share grew to $2.05 in 2001 compared to $1.81 in 2000. The above factors contributed to the cash bonuses awarded to the executive officers.

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PERFORMANCE GRAPH

     The graph on the following page compares the cumulative total shareholder return on the shares of the Company with the cumulative total return of the NASDAQ Stock Market Index for U. S. companies and the NASDAQ Index for Bank Stocks for the five-year period ending December 31, 2001. The graph assumes that $100 was invested on January 1, 1996, in Company Common Stock and the two indices presented, and that dividends on the Company's Common Stock were reinvested in Company Common Stock. The cumulative total return on the Company's Common Stock for this five-year period was 115%. The cumulative total returns for all U. S. stocks quoted on the NASDAQ Stock Market and for all bank stocks quoted on the NASDAQ Stock Market for the same five-year period as measured by the above indices were approximately 51% and 68%, respectively.

PERFORMANCE GRAPH

(The performance graph is located here in the paper form.)

One American Corp.	$100	$108	$189	$201	$207	$215
NASDAQ Banks	$100	$164	$144	$152	$152	$168
NASDAQ Stocks	$100	$122	$170	$168	$191	$151

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INDEPENDENT ACCOUNTANTS

The firm of Hannis T. Bourgeois, LLP, Baton Rouge, Louisiana, served as independent certified public accountants for the Company and the Bank with respect to the year 2001, and has been selected to be the Company's independent certified public accountants for 2002. All services rendered were approved by the Bank's Audit Committee, which has determined the firm of Hannis T. Bourgeois, LLP to be independent. It is expected that one or more representatives of Hannis T. Bourgeois, LLP will be present at the Meeting and will be given the opportunity to make a statement, if desired, and to respond to appropriate questions.

Audit Fees

     The aggregate amount of the fees billed by Hannis T. Bourgeois, LLP for its audit of our annual financial statements for 2001 and for its reviews of our unaudited interim financial statements included in reports filed by us under the Exchange Act during the year was $107,425.

Other Fees

     The aggregate amount of the fees billed by Hannis T. Bourgeois, LLP for all other services rendered by it to us during 2001 was $53,825. These services consisted primarily of general controls review of our information systems, tax return preparation fees, the annual audits of the Bank's retirement plans, and other consultations and agreed upon procedures as deemed necessary by the Audit Committee.

     The Board of Directors and its Audit Committee considered the compatibility of the non audit services provided to us by Hannis T. Bourgeois, LLP in 2001 on the independence of Hannis T. Bourgeois, LLP from the Company in evaluating whether to appoint Hannis T. Bourgeois, LLP to perform the audit of our financial statements for the year ending December 31, 2002.

ANNUAL REPORT

     Copies of the Annual Report for the year ended December 31, 2001, have been forwarded to you prior to or simultaneously with this Proxy Statement. Additional copies of this report and copies of the Company's 10K report are available upon request to the Secretary.

SHAREHOLDER PROPOSALS

     The deadline for shareholders to submit proposals to be considered for inclusion in the Proxy Statement for the Company's 2003 Annual Meeting of Shareholders is December 31, 2002.

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OTHER MATTERS

     Management does not know of any matters to be presented at the Meeting other than those set forth above. However, if other matters come before the Meeting, it is the intention of the persons named in the accompanying Proxy to vote the shares represented by the Proxy in accordance with the recommendations of the Company's Board of Directors on such matters, and discretionary authority to do so is included in the Proxy.

                                        ONE AMERICAN CORP.

                                        Gloria A. Kliebert
                                        Secretary

Dated: March 29, 2002

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APPENDIX A

AUDIT CHARTER
ONE AMERICAN CORP.
AND SUBSIDIARIES

Organization

There shall be a committee of the Board of Directors to be known as the audit committee. At least three directors shall serve on the audit committee. At least one of the Directors serving on the committee shall possess an accounting education and/or background.

The audit committee shall be composed of directors who are independent of the management of the corporation and are free of any relationship that, in the opinion of the Board of Directors, would interfere with their exercise of independent judgment as a committee member. However, one director who is not independent can be appointed, if the Board of Directors determines that the appointment is in the best interests of the corporation and its shareholders.

Statement of Policy

The audit committee shall provide assistance to the corporate directors in fulfilling their responsibility to the shareholders, potential shareholders, and investment community relating to corporate accounting, reporting practices of the corporation, and the quality and integrity of the financial reports of the corporation. In so doing, it is the responsibility of the audit committee to maintain free and open means of communication between the directors, the independent auditors, the internal auditors, and the financial management of the corporation.

Responsibilities

In carrying out its responsibilities, the audit committee believes its policies and procedures should remain flexible, in order to best react to changing conditions and to ensure to the directors and shareholders that the corporate accounting and reporting practices of the corporation are in accordance with all requirements and are of the highest quality.

In carrying out these responsibilities, the audit committee will:

Review and recommend to the directors the independent auditors to be selected to audit the financial statements of the corporation and its divisions and subsidiaries. The independent auditor is ultimately accountable to the Board of Directors and the audit committee.

Ensure the auditor submits a formal written statement regarding relationships and services which may affect objectivity and independence.

Discuss any relevant matters with the independent auditors.

Recommend that the full board take appropriate action to address the auditor's independence.

Meet with the independent auditors and financial management of the corporation to review the scope of the proposed audit for the current year and the audit procedures to be utilized, and at the conclusion thereof review such audit, including any comments or recommendations of the independent auditors.

                                                                      15

Review with the independent auditors, the company's internal auditor, and financial and accounting personnel, the adequacy and effectiveness of the accounting and financial controls of the corporation, and elicit any recommendations for the improvement of such internal control procedures or particular areas where new or more detailed controls or procedures are desirable. Particular emphasis should be given to the adequacy of such internal controls to expose any payments, transactions, or procedures that might be deemed illegal or otherwise improper. Further, the committee periodically should review company policy statements to determine their adherence to the code of conduct.

Review the internal audit function of the corporation including the independence and authority of its reporting obligations, the proposed audit plans for the coming year, and the coordination of such plans with the independent auditors.

Receive prior to each meeting, a summary of findings from completed internal audits and a progress report on the proposed internal audit plan, with explanations for any deviations from the original plan.

Review the financial statements contained in the annual report to shareholders, as well as the 10K and 10Q, with management and the independent auditors to determine that the independent auditors are satisfied with the disclosure and content of the financial statements to be presented to the shareholders. Any changes in accounting principles should be reviewed.

Provide sufficient opportunity for the internal and independent auditors to meet with the members of the audit committee without members of management present. Among the items to be discussed in these meetings are the independent auditors' evaluation of the corporation's financial, accounting, and auditing personnel, and the cooperation that the independent auditors received during the course of the audit.

Review accounting and financial human resources and succession planning within the company.

Submit the minutes of all meetings of the audit committee to, or discuss the matters addressed at each committee meeting with, the Board of Directors.

Investigate any matter brought to its attention within the scope of its duties, with the power to retain outside counsel for this purpose if, in its judgment, that is appropriate.

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NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD APRIL 24, 2002

TO THE SHAREHOLDERS OF ONE AMERICAN CORP.

     NOTICE IS HEREBY GIVEN that, pursuant to the By-laws of One American Corp. (the "Company") and the call of its Board of Directors, the 2002 Annual Meeting of Shareholders of One American Corp. (the "Meeting") will be held on Wednesday, April 24, 2002 at 6:30 p.m., at the Main Office of First American Bank and Trust (the "Bank"), 2785 Hwy. 20 West, Vacherie, Louisiana 70090, for the purpose of considering and voting upon the following matters:

Election of Directors.

Electing the following five (5) Class II directors to serve until the 2005 Annual Meeting of Shareholders and until their successors are elected and qualified:

Steven G. Cazenave	Ozane J. Gravois, III
Preston L. Falgoust	Debra Dufresne Vial
Marcel T. Graugnard, Jr.

Electing the following two (2) Class I directors to serve until the 2004 Annual Meeting of Shareholders and until their successors are elected and qualified:

Ronald J. Falgoust
Albert J. Waguespack, Jr.

     2.  Transacting such other business as may properly come before the Meeting and any adjournment or adjournments thereof.

     The Board of Directors has fixed the close of business on March 8, 2002, as the record date for determining shareholders entitled to notice of, and to vote at, the Meeting.

By Order of the Board of Directors

Gloria A. Kliebert, Secretary

Dated March 29, 2002

     TO ASSURE YOUR REPRESENTATION AT THE MEETING, PLEASE SIGN, DATE AND RETURN YOUR PROXY AS PROMPTLY AS POSSIBLE. AN ENVELOPE, WHICH REQUIRES NO POSTAGE, IF MAILED IN THE UNITED STATES, IS ENCLOSED FOR THIS PURPOSE. IF YOU DO ATTEND THE MEETING IN PERSON YOUR PROXY WOULD BE RELEASED TO YOU AT YOUR REQUEST.

ONE AMERICAN CORP.
PROXY FOR ANNUAL MEETING OF SHAREHOLDERS TO BE HELD APRIL 24, 2002
PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned, a shareholder of One American Corp., a Louisiana corporation (the "Company"), hereby appoints Frank J. Bourgeois, Marcel T. Graugnard, Jr. and Preston L. Falgoust, or any of them, the true and lawful proxies and attorneys-in-fact of the undersigned with full power of substitution, to attend the Annual Meeting of Shareholders of the Company to be held at the principal office of the Company, 2785 Hwy. 20 West, Vacherie, Louisiana, 70090 on April 24, 2002, at 6:30 P.M., and any and all adjournments thereof, and to vote, with all the powers the undersigned would possess if then personally present, all shares of the Common Stock of the Company that the undersigned would then have the power to vote, on the following matters:

VOTE FOR ___ AGAINST ___ ABSTAIN ___ the proposal to elect. Steven G. Cazenave, Preston L. Falgoust, Marcel T. Graugnard, Jr., Ozane J. Gravois, III, and Debra Dufresne Vial as Class II directors to serve for a three year term; Ronald J. Falgoust and Albert J. Waguespack, Jr. as Class I directors to serve for the remaining two year term.

To withhold authority to vote for any nominee(s), write the nominee's name(s) on the following line:

_____________________________________________________

In their discretion, on any other matters which may properly come before the meeting or any adjournment thereof.

THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED,
THIS PROXY WILL BE VOTED "FOR" PROPOSAL 1 and 2.

The undersigned hereby ratifies and confirms all that the above named proxies, or their substitutes, may lawfully do by virtue hereof; revokes all previous proxies; and acknowledges receipts of the Company's Notice of Annual Meeting of Shareholders and Proxy Statement dated March 29, 2002.

Dated:      April ______, 2002

__________________________________________________________
Signature of Shareholder

__________________________________________________________
Signature of Shareholder

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, trustee, guardian, or corporate official, please give your full title. If shares are held jointly, each holder should sign.

Please indicate if you plan to attend the meeting. YES___NO___

PLEASE COMPLETE,. SIGN, DATE, AND MAIL THIS PROXY IN THE ENCLOSED POSTAGE PAID ENVELOPE.